Exhibit 10.31

NONQUALIFIED STOCK OPTION CERTIFICATE

Founders Grant

Non-transferable

GRANT TO

(“Optionee”)

the right to purchase from CommScope Holding Company, Inc. (the “Company”)

[                ] shares of its common stock, par value $0.01 (the “Common Stock”), at the price of $[—] per share pursuant to and subject to the provisions of the CommScope Holding Company, Inc. 2011 Incentive Plan (the “Plan”) and to the terms and conditions set forth on the following pages (the “Terms and Conditions”). By accepting the Option, Optionee shall be deemed to have agreed to the Terms and Conditions set forth in this Award Certificate and the Plan. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to such terms in the Plan.

Time-Vesting Options:

Performance-Vesting Options:

The Time-Vesting Options and the Performance-Vesting Options may be referred to herein collectively as the “Option.”

IN WITNESS WHEREOF, CommScope Holding Company, Inc., acting by and through its duly authorized officers, has caused this Award Certificate to be duly executed.

COMMSCOPE HOLDING COMPANY, INC.

By:	Grant Date:

TERMS AND CONDITIONS

1. Vesting of Time-Vesting Options. Unless vesting is accelerated in the discretion of the Committee or as provided below in this Section 1, the Time-Vesting Options shall vest (become exercisable) as to [—]% ([—] Shares) on each of the first [—] anniversaries of [—], provided that Optionee remains in Continuous Status as a Participant on each such vesting date. All outstanding Time-Vesting Options shall vest and become exercisable immediately prior to the effective date of a Liquidity Event.

2. Vesting of Performance-Vesting Options. Unless vesting is accelerated in the discretion of the Committee, the Performance-Vesting Options shall vest as follows:

(a) Annual Performance Based Vesting. Up to [—] percent ([—]%) of the Performance-Vesting Options shall be eligible to vest and become exercisable each Fiscal Year [—] through [—] (each, a “Performance Year”), as follows (such vesting, the “Annual Performance-Based Vesting”):

(i) 0% of the Performance-Vesting Options shall vest if the Board determines that EBITDA for the applicable Performance Year is less than Financing Case EBITDA;

(ii) [—]% of the Performance-Vesting Options shall vest if the Board determines that EBITDA for the applicable Performance Year is equal to Financing Case EBITDA;

(iii) Between [—]% and [—]% of the Performance-Vesting Options shall vest if the Board determines that EBITDA for the applicable Performance Year is between the Financing Case EBITDA and Target Case EBITDA (the portion of the Performance-Vesting Options that shall vest and become exercisable in the applicable Performance Year being determined by the Board using linear interpolation);

(iv) [—]% of the Performance-Vesting Options shall vest if the Board determines that EBITDA for the applicable Performance Year is equal to or exceeds Target Case EBITDA.

Annual Performance-Based Vesting for a given Performance Year, if any, shall occur on the date on which the Board determines the Company’s EBITDA for such Performance Year and certifies the level of vesting pursuant to this Section 2(a).

(b) Catch-Up Vesting; Carry-Forward Vesting. Except as provided below, the Performance-Vesting Options which would otherwise fail to become vested and exercisable in accordance with Section 2(a) shall be eligible for vesting in accordance with this Section 2(b).

(i) If EBITDA for a Performance Year exceeds the Target Case EBITDA for such year, an amount equal to the excess of EBITDA over the Target Case EBITDA (the “Excess Amount”) shall be applied to EBITDA of any previous Performance Year for which the Annual Performance-Based Vesting was not met in full (starting with the earliest such Performance Year and moving forward). To the extent such Excess

Amount causes a previous Performance Year’s Financing Case EBITDA or Target Case EBITDA to be met in accordance with Section 2(a) (or causes an additional amount to vest by linear interpolation for performance between the Financing Case EBITDA and Target Case EBITDA), the portion of the Performance-Vesting Option that would have vested in such Performance Year shall vest and become exercisable on the date the applicable Excess Amount that causes such Performance-Vesting Option to vest is determined by the Board.

(ii) In the event that the Target Case EBITDA of all previous Performance Years was met in full (including as a result of this subsection), an amount equal to the Excess Amount that is not applied to EBITDA of any previous Performance Year shall be applied, without duplication, to the EBITDA for the subsequent year(s). However, any Excess Amount applied to the EBITDA for a future year shall not accelerate the vesting and exercisability of the applicable Performance-Vesting Option to a date prior to the date in which the applicable portion of the Performance-Vesting Option was first eligible to become vested and exercisable in accordance with Section 2(a).

Notwithstanding anything to the contrary in this Section 2(b), in no event shall more than [—]% of the Performance-Vesting Options vest and become exercisable with respect to any Performance Year as a result of this Section 2(b).

(c) Liquidity Event Vesting. Except as provided below, a percentage of Performance-Vesting Options shall vest and become exercisable immediately prior to the effective date of a Liquidity Event if Liquidity Proceeds in a Liquidity Event equal or exceed a certain return on the Investment, as follows:

(i) If, in connection with a Liquidity Event, Liquidity Proceeds are equal to 2.0 times the Investment, the Performance-Vesting Options shall vest and become exercisable with respect to that percentage of the Performance-Vesting Options equal to the excess, if any, of (x) 40% of the Performance-Vesting Options, and (y) the percentage of Performance-Vesting Options that vested pursuant to Section 2(a) or 2(b) prior to the date of the Liquidity Event;

(ii) If, in connection with a Liquidity Event, Liquidity Proceeds are between 2.0 times the Investment and 2.5 times the Investment, then the Board will use linear interpolation to determine the portion of the Performance-Vesting Options that will vest and become exercisable, which portion shall be between 40% and 60% of the Performance-Vesting Options less the percentage of Performance-Vesting Options that vested pursuant to Section 2(a) or 2(b) prior to the date of the Liquidity Event;

(iii) If, in connection with a Liquidity Event, Liquidity Proceeds are equal to 2.5 times the Investment, the Performance-Vesting Options shall vest and become exercisable with respect to that percentage of the Performance-Vesting Options equal to the excess, if any, of (x) 60% of the Performance-Vesting Options, and (y) the percentage of Performance-Vesting Options that vested pursuant to Section 2(a) or 2(b) prior to the date of the Liquidity Event;

(iv) If, in connection with a Liquidity Event, Liquidity Proceeds are between 2.5 times the Investment and 3.0 times the Investment, then the Board will use linear interpolation to determine the portion of the Performance-Vesting Options that will vest and become exercisable, which portion shall be between 60% and 80% of the Performance-Vesting Options less the percentage of Performance-Vesting Options that vested pursuant to Section 2(a) or 2(b) prior to the date of the Liquidity Event;

(v) If, in connection with a Liquidity Event, Liquidity Proceeds are equal to 3.0 times the Investment, the Performance-Vesting Options shall vest and become exercisable with respect to that percentage of the Performance-Vesting Options equal to the excess, if any, of (x) 80% of the Performance-Vesting Options, and (y) the percentage of Performance-Vesting Options that vested pursuant to Section 2(a) or 2(b) prior to the date of the Liquidity Event;

(vi) If, in connection with a Liquidity Event, Liquidity Proceeds are between 3.0 times the Investment and 3.5 times the Investment, then the Board will use linear interpolation to determine the portion of the Performance-Vesting Options that will vest and become exercisable, which portion shall be between 80% and 100% of the Performance-Vesting Options less the percentage of Performance-Vesting Options that vested pursuant to Section 2(a) or 2(b) prior to the date of the Liquidity Event; and

(vii) If, in connection with a Liquidity Event, Liquidity Proceeds are equal to or greater than 3.5 times the Investment, the Performance-Vesting Options shall become fully vested and exercisable immediately prior to the effective date of the Liquidity Event.

3. Adjustments in EBITDA Targets. In the event of an acquisition of any business, line of business or assets by the Company after the Grant Date, the Board may, subject to Section 10.2 of the Plan, in good faith and in such manner as it may deem equitable, adjust the EBITDA Targets specified in Appendix A to reflect the projected effect of such transaction(s) or event(s) on the EBITDA Targets. In the event that, after the Grant Date, the Board determines, in its sole discretion, that any disposition of any business, line of business or assets by the Company, any dividend or other distribution (whether in the form of cash, Common Stock, other securities, or other property), recapitalization, reclassification, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of Common Stock or other securities of the Company, issuance of warrants or other rights to purchase Common Stock or other securities of the Company, any unusual or nonrecurring transactions or events affecting the Company or the financial statements of the Company, or change in applicable laws, regulations, or changes in generally accepted accounting principles applicable to, or the accounting policies used by, the Company has occurred such that an adjustment to the EBITDA Targets is determined by the Board to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available with respect to the Option, then the Board may, subject to Section 10.2 of the Plan, in good faith and in such manner as it may deem equitable, adjust the EBITDA Targets specified in Appendix A to reflect the projected effect of such transaction(s) or event(s) on the EBITDA Targets.

4. Term of Option and Limitations on Right to Exercise. The term of the Option will be for a period of [—] years, expiring at 5:00 p.m., Eastern Time, on the [—] anniversary of the Grant Date (the “Expiration Date”). To the extent not previously exercised, the Option will lapse prior to the Expiration Date upon the earliest to occur of the following circumstances:

(a)three months after the termination of Optionee’s Continuous Status as a Participant for any reason other than (i) for Cause or (ii) by reason of Optionee’s death or Disability;

(b) twelve months after the date of the termination of Optionee’s Continuous Status as a Participant by reason of his or her Disability;

(c) twelve months after Optionee’s death, if (i) Optionee dies during his or her Continuous Status as a Participant and before the Option otherwise expires, or (ii) Optionee dies during the three-month period described in subsection (a) above and before the Option otherwise expires or (iii) Optionee dies during the twelve-month period described in subsection (b) above and before the Option otherwise expires (upon Optionee’s death, the Option may be exercised by Optionee’s estate or other beneficiary designated pursuant to the Plan); or

(d) immediately upon the termination of Optionee’s Continuous Status as a Participant if such termination is for Cause; or

(e) except as otherwise determined by the Committee, immediately upon the occurrence of a Liquidity Event.

The Committee may, prior to the lapse of the Option under the circumstances described in subsections (a), (b), (c), (d), or (e) above, extend the time to exercise the Option as determined by the Committee in writing, but in no event may the Option be extended beyond the Expiration Date. If Optionee or his or her beneficiary exercises an Option after termination of service, the Option may be exercised only with respect to the Shares that were otherwise vested on Optionee’s termination of service.

In the event of an IPO, the Committee will determine whether any changes to terms and conditions of the Options may be appropriate, subject to Section 11.2 of the Plan.

5. Exercise of Option. The Option shall be exercised by (a) written notice directed to the Secretary of the Company or his or her designee at the address and in the form specified by the Company from time to time and (b) payment to the Company in full for the Shares subject to such exercise. If the person exercising an Option is not Optionee, such person shall also deliver with the notice of exercise appropriate proof of his or her right to exercise the Option. Payment for such Shares shall be (i) in cash, (ii) by delivery (actual or by attestation) of Shares previously acquired by the purchaser, (iii) by withholding of Shares from the Option, or (iv) any combination thereof, for the number of Shares specified in such written notice; provided that payment pursuant to clauses (ii), (iii) and (iv) shall be subject to any contractual or legal limitations or restrictions imposed on the Company (including under any credit or similar agreement). Shares surrendered or withheld for this purpose shall be valued at their fair market value as determined in good faith by the Committee on the date of exercise and without any discounts for minority interests, restrictions on transfer, illiquidity or lack of marketability and taking into account valuation analysis used to determine the exercise price of options issued in close proximity to the applicable exercise date.

6. Withholding. The Company or any employer Affiliate has the authority and the right to deduct or withhold, or require Optionee to remit to the employer, an amount sufficient to satisfy federal, state, and local taxes (including Optionee’s FICA obligation) required by law to be withheld with respect to any taxable event arising as a result of the exercise of the Option. Subject to any contractual or legal limitations or restrictions imposed on the Company (including under any credit or similar agreement), the withholding requirement may be satisfied, in whole or in part, by withholding from the Option Shares having a Fair Market Value on the date of withholding equal to the minimum amount (and not any greater amount) required to be withheld for tax purposes, all in accordance with such procedures as the Company establishes.

7. Restrictions on Transfer and Pledge. No right or interest of Optionee in the Option may be pledged, encumbered, or hypothecated to or in favor of any party other than the Company or an Affiliate, or shall be subject to any lien, obligation, or liability of Optionee to any other party other than the Company or an Affiliate. The Option is not assignable or transferable by Optionee other than by will or the laws of descent and distribution, but the Committee may (but need not) permit other transfers. The Option may be exercised during the lifetime of Optionee only by Optionee or any permitted transferee.

8. Restrictions on Issuance of Shares. If at any time the Committee shall determine in its discretion, that registration, listing or qualification of the Shares covered by the Option upon any Exchange or under any foreign, federal, or local law or practice, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition to the exercise of the Option, the Option may not be exercised in whole or in part unless and until such registration, listing, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Committee.

9. Stockholders Agreement; Registration Rights Agreement. As a condition to the issuance of Shares of Stock hereunder, Optionee agrees that such Shares shall be subject to all of the terms, conditions and restrictions contained in any Stockholders Agreement by and among the Company and the Company’s stockholders and in any Registration Rights Agreement by and among the Company and the Company’s stockholders and that Optionee will become a party to and subject to such Stockholders Agreement and such Registration Rights Agreement.

10. Plan Controls. The terms contained in the Plan are incorporated into and made a part of this Award Certificate and this Award Certificate shall be governed by and construed in accordance with the Plan. In the event of any actual or alleged conflict between the provisions of the Plan and the provisions of this Award Certificate, the provisions of the Plan shall be controlling and determinative.

11. Successors. This Award Certificate shall be binding upon any successor of the Company, in accordance with the terms of this Award Certificate and the Plan.

12. Notice. Notices hereunder must be in writing, delivered personally or sent by registered or certified U.S. mail, return receipt requested, postage prepaid. Notices to the Company must be addressed to CommScope Holding Company, Inc., 1100 CommScope Place, SE, Hickory, North Carolina 28602, Attn: Corporate Secretary, or any other address designated by the Company in a written notice to Optionee. Notices to Optionee will be directed to the address of Optionee then currently on file with the Company, or at any other address given by Optionee in a written notice to the Company.

13.	Definitions.

(a) “Annual Performance-Based Vesting” shall have the meaning set forth in Section 2(a).

(b) “Cause” shall mean:

(i) the commission of any act by Optionee constituting financial dishonesty against the Company or its subsidiaries (which act would be chargeable as a crime under applicable law);

(ii) Optionee’s engaging in any other act of dishonesty, fraud, intentional misrepresentation, material misconduct, moral turpitude (not involving a traffic offense), illegality or harassment which would, in the Company’s reasonable judgment; (A) materially adversely affect the business or the reputation of the Company or any of its subsidiaries with their respective current or prospective customers, suppliers, lenders and/or other third parties with whom such entity does or might do business, (B) expose the Company or any of its subsidiaries to material damages, liabilities or penalties or (C) expose the Company or any of its subsidiaries to criminal liabilities or penalties;

(iii) the willful and repeated failure by Optionee to follow the lawful directives of the Board;

(iv) any material violation of the Company’s written policies, or willful and deliberate non-performance of duty by Optionee in connection with the business affairs of the Company or its subsidiaries; or

(v) Optionee’s material breach of the terms of an employment or severance agreement with the Company or an Affiliate.

Notwithstanding the foregoing, there shall be no termination for Cause pursuant to clauses (b)(ii), (iii), (iv) or (v) without Optionee first being given, after not less ten (10) days written notice by the Board, a reasonable opportunity to be heard before the Board and a reasonable opportunity to cure the actions or omissions giving rise to “Cause” (to the extent such cure is reasonably possible) within a reasonable time period.

(c) “EBITDA” for a given Fiscal Year shall mean earnings before interest, taxes, depreciation and amortization, with (A) add-backs for (i) certain extraordinary, unusual or non-recurring charges, expenses or losses; (ii) certain restructuring costs, integration costs, stock-based compensation expenses (including the expense from cash based awards issued under the Plan), transaction fees and expenses, purchase accounting adjustments and the Principal Stockholder’s and its Affiliates’ monitoring fees and expenses; and (iii) expenses or charges in connection with an IPO and related to compliance by the Company with the Securities Exchange Act of 1934, as amended, the regulations of the Securities Exchange Commission, and the listing requirements for any exchange on which the Common Stock is listed; and (B) subtractions for income and gains corresponding to certain extraordinary, unusual, or non-recurring items. The Board shall have the sole and absolute authority to determine EBITDA for purposes of this Certificate; provided, however, that the Board shall base its determination of EBITDA for purposes of this Certificate on the definition thereof contained in the Term Loan Credit Agreement by and among Cedar I Merger Sub, Inc., CommScope. Inc., Company, each lender from time to time party hereto and JPMorgan Chase Bank, N.A (the “Credit Agreement”), except that (i) EBITDA for purposes of this Certificate will exclude any future credit or push back in to historical periods of operating expense reductions and other operating improvements or synergies reasonably expected to result from an acquisition or as specified in diligence (clause (l) and (m) of the definition contained in the Credit Agreement) and (ii) EBITDA for purposes of this Certificate will not limit non-recurring restructuring and integration costs to 10% of EBITDA (clause (i) of the definition contained in the Credit Agreement).

(d) “Financing Case EBITDA” for a given year shall be as set forth in Appendix A of this Award Certificate.

(e) “Fiscal Year” shall mean the fiscal year of the Company, as in effect from time to time.

(f) “Investment” shall mean the cash investment made by the Principal Stockholder to purchase Common Stock of the Company on January 14, 2011.

(g) “IPO” shall mean an initial public offering of Company Common Stock effected pursuant to an effective registration statement filed under the Securities Act of 1933, as amended.

(h) “Liquidity Event” shall mean either (a) the consummation of the sale, transfer, conveyance or other disposition in one or a series of related transactions (by way of merger, consolidation or otherwise) of more than 50% of the total number of equity securities of the Company held by the Principal Stockholder as of January 14, 2011 for cash; or (b) the consummation of the sale, lease, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one or a series of related transactions, of all or substantially all of the assets of the Company, or the Company and its Subsidiaries taken as a whole, to any “person” (as such term is defined in Section 13(d)(3) of the Exchange Act) for cash other than to the Principal Stockholder or an Affiliate of the Principal Stockholder. In the event the Principal Stockholder receives non-cash consideration (including stock) in connection with a transaction that would have otherwise qualified as a “Liquidity Event” if a sufficient portion of the consideration received had been cash, then a Liquidity Event shall be deemed to have occurred for purposes of this Award at the time the Principal Stockholder converts such part of the non-cash consideration into cash as is sufficient to cause the cash consideration plus the non-cash consideration that has been converted into cash to have been received for at least 50% of the total number of equity securities of the Company sold, transferred, conveyed or otherwise disposed, directly or indirectly, by the Principal Stockholder.

(i) “Liquidity Proceeds” shall mean the sum of (a) the aggregate fair market value of the consideration actually received (excluding any management or similar fees) by the Principal Stockholder on its Investment in connection with a Liquidity Event, after taking into account all post closing adjustments and after deducting all transaction costs and expenses, and assuming exercise of all options and warrants to purchase equity securities of the Company outstanding as of the effective date of such Liquidity Event (after giving effect to any dilution of securities or instruments arising in connection with such Liquidity Event); provided however, that if the Principal Stockholder retains any Investment or portion thereof following such Liquidity Event, the fair market value of such Investment (or portion) immediately following such Liquidity Event shall be deemed “consideration received” for purposes of calculating the Liquidity Proceeds, and provided further that the fair market value of any non-cash consideration (including stock) shall be determined by the Board in its sole discretion as of the date of such Liquidity Event and (b) the amount of cash dividends the Principal Stockholder receives on the Investment from time to time.

(j) “Target Case EBITDA” for a given year shall be as set forth in Appendix A of this Award Certificate.

(j) “Performance Year” shall have the meaning set forth in Section 2(a).

(k) “Principal Stockholder” shall mean Carlyle-CommScope Holdings, L.P.

APPENDIX A

EBITDA TARGETS

NONQUALIFIED STOCK OPTION CERTIFICATE

Annual Grant

Non-transferable

GRANT TO

                                  (“Optionee”)

the right to purchase from CommScope Holding Company, Inc. (the “Company”)

[                    ] shares of its common stock, par value $0.01 (the “Common Stock”), at the price of $[—] per share pursuant to and subject to the provisions of the CommScope Holding Company, Inc. 2011 Incentive Plan (the “Plan”) and to the terms and conditions set forth on the following pages (the “Terms and Conditions”). By accepting the Option, Optionee shall be deemed to have agreed to the Terms and Conditions set forth in this Award Certificate and the Plan. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to such terms in the Plan.

Time-Vesting Options:

Performance-Vesting Options:

Target EBITDA:

The Time-Vesting Options and the Performance-Vesting Options may be referred to herein collectively as the “Option.”

IN WITNESS WHEREOF, CommScope Holding Company, Inc., acting by and through its duly authorized officers, has caused this Award Certificate to be duly executed.

COMMSCOPE HOLDING COMPANY, INC.

By:	Grant Date:

TERMS AND CONDITIONS

1. Vesting of Time-Vesting Options. Unless vesting is accelerated in the discretion of the Committee or as provided below in this Section 1, the Time-Vesting Options shall vest (become exercisable) on the [—] anniversary of Grant Date, provided that Optionee remains in Continuous Status as a Participant on such vesting date. All outstanding Time-Vesting Options shall vest and become fully exercisable immediately prior to the effective date of a Liquidity Event.

2. Vesting of Performance-Vesting Options. Unless vesting is accelerated in the discretion of the Committee, the Performance-Vesting Options shall be eligible to vest and become exercisable for Fiscal Year [—] (the “Performance Year”), as follows (such vesting, the “Annual Performance-Based Vesting”):

(i) [—]% of the Performance-Vesting Options shall vest if the Board determines that EBITDA for the Performance Year is less than [—]% of Target EBITDA;

(ii) [—]% of the Performance-Vesting Options shall vest if the Board determines that EBITDA for the Performance Year is equal to [—]% of Target EBITDA;

(iii) Between [—]% and [—]% of the Performance-Vesting Options shall vest if the Board determines that EBITDA for the Performance Year is between [—]% of Target EBITDA and 100% of Target EBITDA (the portion of the Performance-Vesting Options shall vest and become exercisable in the Performance Year being determined by the Board to the nearest tenth of a percentage point using linear interpolation);

(iv) 100% of the Performance-Vesting Options shall vest if the Board determines that EBITDA for the Performance Year is equal to or exceeds 100% of Target EBITDA.

Annual Performance-Based Vesting for the Performance Year, if any, shall occur on the date on which the Board determines the Company’s EBITDA for such Performance Year and certifies the level of vesting pursuant to this Section 2.

All outstanding Performance-Vesting Options shall vest and become fully exercisable immediately prior to the effective date of a Liquidity Event occurring during the Performance Year.

3. Adjustments in Target EBITDA. In the event of an acquisition of any business, line of business or assets by the Company after the Grant Date, the Board may, subject to Section 10.2 of the Plan, in good faith and in such manner as it may deem equitable, adjust Target EBITDA to reflect the projected effect of such transaction(s) or event(s) on the Target EBITDA. In the event that, after the Grant Date, the Board determines, in its sole discretion, that any disposition of any business, line of business or assets by the Company, any dividend or other distribution (whether in the form of cash, Common Stock, other securities, or other property), recapitalization, reclassification, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of Common Stock or other securities of the Company, issuance of warrants or other rights to purchase Common Stock or other securities of the Company, any unusual or nonrecurring transactions or events affecting the Company or the financial statements of the Company, or change in applicable laws, regulations, or changes in generally accepted accounting principles applicable to, or the accounting policies used by, the Company has occurred such that an adjustment to the Target EBITDA is determined by the Board to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available with respect to the Option, then the Board may, subject to Section 10.2 of the Plan, in good faith and in such manner as it may deem equitable, adjust the Target EBITDA to reflect the projected effect of such transaction(s) or event(s) on the Target EBITDA.

4. Term of Option and Limitations on Right to Exercise. The term of the Option will be for a period of [—] years, expiring at 5:00 p.m., Eastern Time, on the [—] anniversary of the Grant Date (the “Expiration Date”). To the extent not previously exercised, the Option will lapse prior to the Expiration Date upon the earliest to occur of the following circumstances:

(a) three months after the termination of Optionee’s Continuous Status as a Participant for any reason other than (i) for Cause or (ii) by reason of Optionee’s death or Disability;

(b) twelve months after the date of the termination of Optionee’s Continuous Status as a Participant by reason of his or her Disability;

(c) twelve months after Optionee’s death, if (i) Optionee dies during his or her Continuous Status as a Participant and before the Option otherwise expires, or (ii) Optionee dies during the three-month period described in subsection (a) above and before the Option otherwise expires or (iii) Optionee dies during the twelve-month period described in subsection (b) above and before the Option otherwise expires (upon Optionee’s death, the Option may be exercised by Optionee’s estate or other beneficiary designated pursuant to the Plan); or

(d) immediately upon the termination of Optionee’s Continuous Status as a Participant if such termination is for Cause; or

(e) except as otherwise determined by the Committee, immediately upon the occurrence of a Liquidity Event.

The Committee may, prior to the lapse of the Option under the circumstances described in subsections (a), (b), (c), (d), or (e) above, extend the time to exercise the Option as determined by the Committee in writing, but in no event may the Option be extended beyond the Expiration Date. If Optionee or his or her beneficiary exercises an Option after termination of service, the Option may be exercised only with respect to the Shares that were otherwise vested on Optionee’s termination of service.

In the event of an IPO, the Committee will determine whether any changes to terms and conditions of the Options may be appropriate, subject to Section 11.2 of the Plan.

5. Exercise of Option. The Option shall be exercised by (a) written notice directed to the Secretary of the Company or his or her designee at the address and in the form specified by the Company from time to time and (b) payment to the Company in full for the Shares subject to such exercise. If the person exercising an Option is not Optionee, such person shall also deliver with the notice of exercise appropriate proof of his or her right to exercise the Option. Payment for such Shares shall be (i) in cash, (ii) by delivery (actual or by attestation) of Shares previously acquired by the purchaser, (iii) by withholding of Shares from the Option, or (iv) any combination thereof, for the number of Shares specified in such written notice; provided that payment pursuant to clauses (ii), (iii) and (iv) shall be subject to any contractual or legal limitations or restrictions imposed on the Company (including under any credit or similar agreement). Shares surrendered or withheld for this purpose shall be valued at their fair market value as determined in good faith by the Committee on the date of exercise and without any discounts for minority interests, restrictions on transfer, illiquidity or lack of marketability and taking into account valuation analysis used to determine the exercise price of options issued in close proximity to the applicable exercise date.

6. Withholding. The Company or any employer Affiliate has the authority and the right to deduct or withhold, or require Optionee to remit to the employer, an amount sufficient to satisfy federal, state, and local taxes (including Optionee’s FICA obligation) required by law to be withheld with respect to any taxable event arising as a result of the exercise of the Option. Subject to any contractual or legal limitations or restrictions imposed on the Company (including under any credit or similar agreement), the withholding requirement may be satisfied, in whole or in part, by withholding from the Option Shares having a Fair Market Value on the date of withholding equal to the minimum amount (and not any greater amount) required to be withheld for tax purposes, all in accordance with such procedures as the Company establishes.

7. Restrictions on Transfer and Pledge. No right or interest of Optionee in the Option may be pledged, encumbered, or hypothecated to or in favor of any party other than the Company or an Affiliate, or shall be subject to any lien, obligation, or liability of Optionee to any other party other than the Company or an Affiliate. The Option is not assignable or transferable by Optionee other than by will or the laws of descent and distribution, but the Committee may (but need not) permit other transfers. The Option may be exercised during the lifetime of Optionee only by Optionee or any permitted transferee.

8. Restrictions on Issuance of Shares. If at any time the Committee shall determine in its discretion, that registration, listing or qualification of the Shares covered by the Option upon any Exchange or under any foreign, federal, or local law or practice, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition to the exercise of the Option, the Option may not be exercised in whole or in part unless and until such registration, listing, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Committee.

9. Stockholders Agreement; Registration Rights Agreement. As a condition to the issuance of Shares of Stock hereunder, Optionee agrees that such Shares shall be subject to all of the terms, conditions and restrictions contained in any Stockholders Agreement by and among the Company and the Company’s stockholders and in any Registration Rights Agreement by and among the Company and the Company’s stockholders and that Optionee will become a party to and subject to such Stockholders Agreement and such Registration Rights Agreement.

10. Plan Controls. The terms contained in the Plan are incorporated into and made a part of this Award Certificate and this Award Certificate shall be governed by and construed in accordance with the Plan. In the event of any actual or alleged conflict between the provisions of the Plan and the provisions of this Award Certificate, the provisions of the Plan shall be controlling and determinative.

11. Successors. This Award Certificate shall be binding upon any successor of the Company, in accordance with the terms of this Award Certificate and the Plan.

12. Notice. Notices hereunder must be in writing, delivered personally or sent by registered or certified U.S. mail, return receipt requested, postage prepaid. Notices to the Company must be addressed to CommScope Holding Company, Inc., 1100 CommScope Place, SE, Hickory, North Carolina 28602, Attn: Corporate Secretary, or any other address designated by the Company in a written notice to Optionee. Notices to Optionee will be directed to the address of Optionee then currently on file with the Company, or at any other address given by Optionee in a written notice to the Company.

13. Definitions.

(a) “Annual Performance-Based Vesting” shall have the meaning set forth in Section 2.

(b) “EBITDA” for a given Fiscal Year shall mean earnings before interest, taxes, depreciation and amortization, with (A) add-backs for (i) certain extraordinary, unusual or non-recurring charges, expenses or losses; (ii) certain restructuring costs, integration costs, stock-based compensation expenses (including the expense from cash based awards issued under the Plan), transaction fees and expenses, purchase accounting adjustments and the Principal Stockholder’s and its Affiliates’ monitoring fees and expenses; and (iii) expenses or charges in connection with an IPO and related to compliance by the Company with the Securities Exchange Act of 1934, as amended, the regulations of the Securities Exchange Commission, and the listing requirements for any exchange on which the Common Stock is listed; and (B) subtractions for income and gains corresponding to certain extraordinary, unusual, or non-recurring items. The Board shall have the sole and absolute authority to determine EBITDA for purposes of this Certificate; provided, however, that the Board shall base its determination of EBITDA for purposes of this Certificate on the definition thereof contained in the Term Loan Credit Agreement by and among Cedar I Merger Sub, Inc., CommScope. Inc., Company, each lender from time to time party hereto and JPMorgan Chase Bank, N.A (the “Credit Agreement”), except that (i) EBITDA for purposes of this Certificate will exclude any future credit or push back in to historical periods of operating expense reductions and other operating improvements or synergies reasonably expected to result from an acquisition or as specified in diligence (clause (l) and (m) of the definition contained in the Credit Agreement) and (ii) EBITDA for purposes of this Certificate will not limit non-recurring restructuring and integration costs to 10% of EBITDA (clause (i) of the definition contained in the Credit Agreement).

(c) “Fiscal Year” shall mean the fiscal year of the Company, as in effect from time to time.

(d) “IPO” shall mean an initial public offering of Company Common Stock effected pursuant to an effective registration statement filed under the Securities Act of 1933, as amended.

(e) “Liquidity Event” shall mean either (a) the consummation of the sale, transfer, conveyance or other disposition in one or a series of related transactions (by way of merger, consolidation or otherwise) of more than 50% of the total number of equity securities of the Company held by the Principal Stockholder as of January 14, 2011 for cash; or (b) the consummation of the sale, lease, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one or a series of related transactions, of all or substantially all of the assets of the Company, or the Company and its Subsidiaries taken as a whole, to any “person” (as such term is defined in Section 13(d)(3) of the Exchange Act) for cash other than to the Principal Stockholder or an Affiliate of the Principal Stockholder. In the event the Principal Stockholder receives non-cash consideration (including stock) in connection with a transaction that would have otherwise qualified as a “Liquidity Event” if a sufficient portion of the consideration received had been cash, then a Liquidity Event shall be deemed to have occurred for purposes of this Award at the time the Principal Stockholder converts such part of the non-cash consideration into cash as is sufficient to cause the cash consideration plus the non-cash consideration that has been converted into cash to have been received for at least 50% of the total number of equity securities of the Company sold, transferred, conveyed or otherwise disposed, directly or indirectly, by the Principal Stockholder.

(f) “Target EBITDA” for the Performance Year shall be as set forth on the first page of this Award Certificate.

(g) “Performance Year” shall have the meaning set forth in Section 2.

(h) “Principal Stockholder” shall mean Carlyle-CommScope Holdings, L.P.

NONQUALIFIED STOCK OPTION CERTIFICATE

Director Grant

Non-transferable

GRANT TO

(“Optionee”)

the right to purchase from CommScope Holding Company, Inc. (the “Company”)

[                ] shares of its common stock, par value $0.01 (the “Common Stock”), at the price of $[—] per share subject to the provisions of the CommScope Holding Company, Inc. 2011 Incentive Plan (the “Plan”), as if the Options had been granted under the Plan, and to the terms and conditions set forth on the following pages (the “Terms and Conditions”). By accepting the Options, Optionee shall be deemed to have agreed to the Terms and Conditions set forth in this Award Certificate and the Plan. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to such terms in the Plan.

Options:                                                           (the “Options”)

IN WITNESS WHEREOF, CommScope Holding Company, Inc., acting by and through its duly authorized officers, has caused this Award Certificate to be duly executed.

COMMSCOPE HOLDING COMPANY, INC.

By:	Grant Date:

Acknowledged, agreed and accepted by Optionee as of the Grant Date:

By:
[Name]

TERMS AND CONDITIONS

1. Vesting of Options. Unless vesting is accelerated in the discretion of the Committee or as provided below in this Section 1, the Options shall vest (become exercisable) as to

[—]% ([—] Shares) on each of the first [—] anniversaries of [—], provided that Optionee remains in Continuous Status as a Participant on each such vesting date. All outstanding Options shall vest and become exercisable immediately prior to the effective date of a Liquidity Event.

2. Term of Option and Limitations on Right to Exercise. The term of the Option will be for a period of [—] years, expiring at 5:00 p.m., Eastern Time, on the [—] anniversary of the Grant Date (the “Expiration Date”). To the extent not previously exercised, the Option will lapse prior to the Expiration Date upon the earliest to occur of the following circumstances:

(a) three months after the termination of Optionee’s Continuous Status as a Participant for any reason other than (i) for Cause or (ii) by reason of Optionee’s death or Disability;

(b) twelve months after the date of the termination of Optionee’s Continuous Status as a Participant by reason of his or her Disability;

(c) twelve months after Optionee’s death, if (i) Optionee dies during his or her Continuous Status as a Participant and before the Option otherwise expires, or (ii) Optionee dies during the three-month period described in subsection (a) above and before the Option otherwise expires or (iii) Optionee dies during the twelve-month period described in subsection (b) above and before the Option otherwise expires (upon Optionee’s death, the Option may be exercised by Optionee’s estate or other beneficiary designated pursuant to the Plan); or

(d) immediately upon the termination of Optionee’s Continuous Status as a Participant if such termination is for Cause; or

(e) except as otherwise determined by the Committee, immediately upon the occurrence of a Liquidity Event.

The Committee may, prior to the lapse of the Option under the circumstances described in subsections (a), (b), (c), (d), or (e) above, extend the time to exercise the Option as determined by the Committee in writing, but in no event may the Option be extended beyond the Expiration Date. If Optionee or his or her beneficiary exercises an Option after termination of service, the Option may be exercised only with respect to the Shares that were otherwise vested on Optionee’s termination of service.

In the event of an IPO, the Committee will determine whether any changes to terms and conditions of the Options may be appropriate, subject to Section 11.2 of the Plan.

3. Exercise of Option. The Option shall be exercised by (a) written notice directed to the Secretary of the Company or his or her designee at the address and in the form specified by the Company from time to time and (b) payment to the Company in full for the Shares subject to such exercise. If the person exercising an Option is not Optionee, such person shall also deliver with the notice of exercise appropriate proof of his or her right to exercise the Option. Payment for such Shares shall be (i) in cash, (ii) by delivery (actual or by attestation) of

Shares previously acquired by the purchaser, (iii) by withholding of Shares from the Option, or (iv) any combination thereof, for the number of Shares specified in such written notice; provided that payment pursuant to clauses (ii), (iii) and (iv) shall be subject to any contractual or legal limitations or restrictions imposed on the Company (including under any credit or similar agreement). Shares surrendered or withheld for this purpose shall be valued at their fair market value as determined in good faith by the Committee on the date of exercise and without any discounts for minority interests, restrictions on transfer, illiquidity or lack of marketability and taking into account valuation analysis used to determine the exercise price of options issued in close proximity to the applicable exercise date.

4. Restrictions on Transfer and Pledge. No right or interest of Optionee in the Option may be pledged, encumbered, or hypothecated to or in favor of any party other than the Company or an Affiliate, or shall be subject to any lien, obligation, or liability of Optionee to any other party other than the Company or an Affiliate. The Option is not assignable or transferable by Optionee other than by will or the laws of descent and distribution, but the Committee may (but need not) permit other transfers. The Option may be exercised during the lifetime of Optionee only by Optionee or any permitted transferee.

5. Restrictions on Issuance of Shares. If at any time the Committee shall determine in its discretion, that registration, listing or qualification of the Shares covered by the Option upon any Exchange or under any foreign, federal, or local law or practice, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition to the exercise of the Option, the Option may not be exercised in whole or in part unless and until such registration, listing, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Committee.

6. Stockholders Agreement; Registration Rights Agreement. As a condition to the issuance of Shares of Stock hereunder, Optionee agrees that such Shares shall be subject to all of the terms, conditions and restrictions contained in any Stockholders Agreement by and among the Company and the Company’s stockholders and in any Registration Rights Agreement by and among the Company and the Company’s stockholders and that Optionee will become a party to and subject to such Stockholders Agreement and such Registration Rights Agreement.

7. Plan Controls. These Options are not granted under the Plan or any other incentive or equity plan established by the Company. Although the Options are being issued outside of the Plan and do not reduce or otherwise affect the number of Shares available for issuance thereunder, the terms contained in the Plan are incorporated into and made a part of this Award Certificate and this Award Certificate and the Options shall be governed by and construed in accordance with the Plan, as if the Options had been granted thereunder. In the event of any actual or alleged conflict between the provisions of the Plan and the provisions of this Award Certificate, the provisions of the Plan shall be controlling and determinative.

8. Successors. This Award Certificate shall be binding upon any successor of the Company, in accordance with the terms of this Award Certificate and the Plan.

9. Notice. Notices hereunder must be in writing, delivered personally or sent by registered or certified U.S. mail, return receipt requested, postage prepaid. Notices to the Company must be addressed to CommScope Holding Company, Inc., 1100 CommScope Place, SE, Hickory, North Carolina 28602, Attn: Corporate Secretary, or any other address designated by the Company in a written notice to Optionee. Notices to Optionee will be directed to the address of Optionee then currently on file with the Company, or at any other address given by Optionee in a written notice to the Company.

10. Definitions.

(a) “Cause” shall mean:

(i) the commission of any act by Optionee constituting financial dishonesty against the Company or its subsidiaries (which act would be chargeable as a crime under applicable law);

(ii) Optionee’s engaging in any other act of dishonesty, fraud, intentional misrepresentation, material misconduct, moral turpitude (not involving a traffic offense), illegality or harassment which would, in the Company’s reasonable judgment; (A) materially adversely affect the business or the reputation of the Company or any of its subsidiaries with their respective current or prospective customers, suppliers, lenders and/or other third parties with whom such entity does or might do business, (B) expose the Company or any of its subsidiaries to material damages, liabilities or penalties or (C) expose the Company or any of its subsidiaries to criminal liabilities or penalties; or

(iii) any material violation of the Company’s written policies, or willful and deliberate non-performance of duty by Optionee in connection with the business affairs of the Company or its subsidiaries.

Notwithstanding the foregoing, there shall be no termination for Cause pursuant to clauses (a)(ii) or (iii) without Optionee first being given, after not less ten (10) days written notice by the Board, a reasonable opportunity to be heard before the Board and a reasonable opportunity to cure the actions or omissions giving rise to “Cause” (to the extent such cure is reasonably possible) within a reasonable time period.

(b) “IPO” shall mean an initial public offering of Company Common Stock effected pursuant to an effective registration statement filed under the Securities Act of 1933, as amended.

(c) “Liquidity Event” shall mean either (a) the consummation of the sale, transfer, conveyance or other disposition in one or a series of related transactions (by way of merger, consolidation or otherwise) of more than 50% of the total number of equity securities of the Company held by the Principal Stockholder as of January 14, 2011 for cash; or (b) the consummation of the sale, lease, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one or a series of related transactions, of all or substantially all of the assets of the Company, or the Company and its Subsidiaries taken as a whole, to any “person” (as such term is defined in Section 13(d)(3) of the Exchange Act) for cash other than to the Principal Stockholder or an Affiliate of the Principal Stockholder. In the event the Principal Stockholder receives non-cash consideration (including stock) in connection with a transaction that would have otherwise qualified as a “Liquidity Event” if a sufficient portion of the consideration received had been cash, then a Liquidity Event shall be deemed to have occurred for purposes of this Award at the time the Principal Stockholder converts such part of the non-cash consideration into cash as is sufficient to cause the cash consideration plus the non-cash consideration that has been converted into cash to have been received for at least 50% of the total number of equity securities of the Company sold, transferred, conveyed or otherwise disposed, directly or indirectly, by the Principal Stockholder.

(d) “Principal Stockholder” shall mean Carlyle-CommScope Holdings, L.P.

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